                                                                     Exhibit 4.1

   [CERTIFICATE NUMBER]                                [CERTIFICATE SHARES]
INCORPORATED UNDER THE LAWS                               SEE REVERSE FOR
 OF THE STATE OF DELAWARE                               CERTAIN DEFINITIONS

                            [GLOBAL KNOWLEDGE LOGO]

                            GLOBAL KNOWLEDGE, INC.
                                 COMMON STOCK

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
                              $.01 PER SHARE, OF
                            GLOBAL KNOWLEDGE, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation to all of which provisions the holder, by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                DATED:
                COUNTERSIGNED AND REGISTERED
                       FIRST UNION NATIONAL BANK
                           (CHARLOTTE, NC)
                BY                               TRANSFER AGENT
                                                    REGISTRAR


                            [GLOBAL KNOWLEDGE SEAL]

                              DUNCAN M. ANDERSON
                                 PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER

                               STACEY M. CANNON
                            VICE PRESIDENT, GENERAL
                             COUNSEL AND SECRETARY

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT - _______ Custodian
TEN ENT - as tenants by the entireties                        (Cust)
JT TEN  - as joint tenants with right of                under Uniform Gifts
          survivorship and not as tenants               Act  _________________
          in common                                               (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


____________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________


                                      ------------------------------------------
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND
                                      MUST BE GUARANTEED BY AN ELIGIBLE
                                      INSTITUTION (AS DEFINED IN RULE 17AJ-15
                                      UNDER THE SECURITIES EXCHANGE ACT OF 1934)
                                      WHICH MAY INCLUDE A COMMERCIAL BANK TRUST
                                      COMPANY OR SAVINGS ASSOCIATION, CREDIT
                                      UNION OR MEMBER OF THE AMERICAN STOCK
                                      EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC
                                      STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.